As filed with the Securities and Exchange Commission on March 10, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

MATRIX ADVISORS

VALUE FUND, INC.

February 4, 2011

Dear Fellow Shareholder,

The Fund posted a very strong fourth quarter to end 2010, gaining +14.82%. In doing so, it capped a comeback second half of the year, rising from low double digit negative performance at mid-year, to end the full year with a gain of +12.49%. This compares with the S&P 500’s quarterly performance for the fourth quarter of +10.76% and full calendar year performance of +15.06%.

Disclosure Note:

For your information, for the fourth quarter ended December 31, 20010, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund were 12.49%, 1.76%, 3.95% and 7.45%, respectively. For the same periods the returns for the S&P 500 Index were 15.06%, 2.29%, 1.41% and 6.24%.

Gross Expense Ratio:                            1.13%
Net Expense Ratio:                                0.99%*

*  The Advisor has contractually agreed to reduce fees through 10/31/11.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The funds impose a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

While the Fund lagged the S&P 500 for the full calendar year, it did significantly narrow its performance gap from the end of the first half of the calendar year. In addition, the Fund continues to maintain a significant cumulative performance lead to the S&P 500 Index since the stock market began its recovery in March 2009.

The Fund’s Net Asset Value on 12/31/10 was $44.15.

While for tax purposes the Fund had a moderate amount of realized net capital gains during the most recent fiscal year, these losses were offset by the Fund’s accumulated net capital loss carryforward. As a result, no capital gains were declared. The Fund continues to maintain a significant loss carryforward that we hope will be used to offset future capital gains.

We encourage you to read the enclosed Commentary that follows, as it provides greater details on the progress of the Fund in 2010, our outlook for 2011 and some general perspective about stock market investing.

The partners, associates of Matrix Asset Advisors, as well as our friends and families, continue to be ardent believers in the Fund, and we have been adding to our holdings.

We are grateful for your support, patience and trust, and wish you the best in 2011.

Sincerely,

/s/ David A. Katz
David A. Katz, CFA
Fund Manager

_________________
Past performance is not a guarantee of future results.
Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Earnings growth is not a forecast of future performance.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible. The Fund may invest in smaller companies which involves additional risks such as limited liquidity and greater volatility.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

Capital Markets Commentary and Semi-Annual Report:
4th Quarter and 2010 Annual Review

The stock market completed a rollercoaster-like year with an exhilarating fourth quarter. The market rallied in the glimmers of hope from the most recalcitrant parts of the economy – labor and housing. There was also relief at the pace of GDP growth and a definite sense that such macro-economic metrics and continuing corporate earnings growth had vanquished the specter of a double dip recession.

As attractive as the quarter was for the overall market, it was even stronger for the Matrix Advisors Value Fund. The Fund posted a gain of 14.82%, handily outpacing the S&P 500 Index’s fourth quarter performance of 10.76%.

Semi Annual Report

The first half of the Fund’s 2010-11 fiscal year was very strong, as its portfolio rebounded from the economic fears and market weakness of the second quarter. During the six month period ending December 31, 2010, the Fund gained 28.15%, outperforming the 23.27% rise in the S&P 500 Index.

The success of this six month period enabled the Fund to erase most of its performance lag during the first half of 2010. More detail on the calendar year follows below.

The rise in the Fund’s portfolio was across the board, reflecting not only better macro-economic data, but also increasing business and earnings success from the Fund’s holdings.

Quarterly Review and 2010 Overview

The strength of the Fund’s fourth quarter performance, coupled with a solid third quarter, helped to recoup most of the first half of 2010 performance lag to the S&P 500 Index. While the Fund did not completely erase the gap, it enters 2011 with some good performance tailwinds, and retains a significant cumulative outperformance to the Index since the market began its recovery in March 2009.

Most importantly, the Fund’s very strong second half in stocks helped move it from a low double digit loss at mid year to a 12.49% gain by year end. As a result of its very strong 2009, coupled with a solid 2010, the Fund has now largely recouped the losses that it incurred in the great 2008/2009 Bear Market. In fact, in only 22 months from the March 2009 bottom, it has staged a dramatic and nearly full recovery that many had feared could take a decade or more to achieve.

This is a remarkable snap back and a powerful reminder not only of how markets work, but of the importance of investors staying the course.

We are proud of the fact that most of our shareholders had the courage and patience to weather this difficult period. As we discuss below, we believe that this patience and tenacity should continue to be rewarded in 2011 and beyond.

MATRIX ADVISORS
VALUE FUND, INC.

As we at Matrix do each year at this time, we revisit our beginning of year predictions for the past year and offer our prognostications for the upcoming year. But first, we want to re-emphasize one point mentioned above, as we look back and then forward.

Through a Glass Clearly: A look back at our predictions for 2010

Overall we are pleased with our 2010 predictions.  We accurately called for a recovery of the economy, continued growth in corporate earnings, and progress on the job front (though we were more optimistic about the timing of the employment recovery than actually played out).

We were somewhat prescient in our call for a stock market that should produce gains in the high single to low double digit range. Perhaps we were even a bit conservative. We did maintain this upbeat outlook in the face of the first half sell-off and a market sentiment that was increasingly gloomy for much of the year. We are happy that we stuck to our guns and even happier to have been proven right.

Batter Up! Our Fearless Forecast for 2011

Our fundamental outlook for the U.S. economy is positive, as we expect continued macro-economic growth driven by corporate spending, a pick-up in the labor market and an increasingly resilient consumer.  The economic pick-up may result in continued earnings growth, albeit at a slower pace than in 2010.

While there will be periodic geopolitical scares and economic worries from both Europe and Asia, we believe the U.S. Equity markets will ultimately focus on improving earnings, modest stock market valuations, accelerating merger and acquisition (M&A) activity and a recovering economy, the combination of which should ultimately move stocks higher.

The data in late 2010, and early 2011, point to a firming in the labor market.  Directionally, employment should be on the mend this year, aided by continued corporate earnings growth.

We have less conviction in our housing outlook, but believe that, worst case, the housing market should bottom in 2011.  If an improving economy and better labor trends help rejuvenate real estate psychology, we think that 2011 could end with real estate selectively on the mend.  Importantly, despite its current anemic state, we don’t expect the housing market to do further meaningful damage to the banking group, nor to derail the economic recovery.

The rate of earnings growth in corporate America should slow, but still remain attractive. This could have a beneficial impact on the stock market, which has historically performed best during periods of modest earnings growth, rather than ebullient growth.

All of the above should contribute to a stock market which we believe should post a year of gains that should hover around historic annual averages. We once again look for high single to low double digit gains for the stock market in 2011.

Within the stock market, we look for much more of a level playing field: large and mega sized companies are poised to potentially regain their leadership position in the market, and small caps should gain at a much slower pace.  Small caps are now selling at near their richest premium to large cap stocks in the past 40 years, and the duration of their outperformance versus large cap stocks is also at historic highs.

MATRIX ADVISORS
VALUE FUND, INC.

If this reversal begins to play out, it should provide a nice tail wind for the Fund.

Our major caveat about the market is that there may be many dips and bumps.  Look for volatility, corrections and rebounds. But as stated above, at the end of the year we believe we should be able to look back at a year of respectable stock market gains.

Fund Performance

Quarter in Review:

It was an across-the-board positive quarter in all of the Fund’s sectors, with a few performance contribution surprises. Energy stocks, which had been lackluster performers since the market began its 2009 recovery, had a very strong quarter led by a previously dormant Valero, with strong contributions from Devon, Tidewater and ConocoPhillips.

Producer Durable and Consumer Discretionary stocks had another strong quarter, led by breathtaking performance in Monster Worldwide, as well as a boost from Johnson Controls and Carnival Cruise Lines.  Financial stocks, which had struggled for most of the year, produced attractive results led by Wells Fargo and State Street Corp.

The Fund’s one Materials stock, Alcoa, had a very strong quarter; and Technology stocks had strong performance from Tyco Electronics and Analog Devices. Healthcare was the weakest contributor this quarter, but Covidien had double digit gains for the three months.

The Fund completed its profitable sale of positions in Johnson Controls and Novellus as they reached their target sale prices. It also sold a modestly profitable position in Medtronic to take advantage of more timely investments in the Healthcare space.

Proceeds from the above sales were used to begin positions in insurance giant MetLife and a leading regional bank, BB&T Corporation, as well as to build on to our existing positions in Cisco Systems, St. Jude Medical, Wells Fargo and Zimmer Holdings.

The Fund had a modest net realized capital gain for its most recent fiscal year. However, such a gain was more than offset by the Fund’s accumulated net loss carryforward. Therefore, no capital gains were declared. The Fund continues to have a substantial net loss carryforward, which will be available to offset future realized gains.

Year in Review:

Looking at 2010 as a follow on to the rebound that began in 2009, there was some follow through and some reversions among the Fund’s sectors (though, thankfully, all were positive). Consumer stocks, particularly Consumer Discretionary stocks, had a second consecutive strong year led by Carnival Cruise Lines and Johnson Controls. Archer-Daniels-Midland and Coca-Cola provided particular strength among the Consumer Staples stocks.

The strongest reversion upwards among the sectors was in Energy, which was our strongest sector of the year, following an anemic 2009 when it was our weakest sector by far. Valero and ConocoPhillips had very healthy gains.

MATRIX ADVISORS
VALUE FUND, INC.

Conversely, Technology stocks reverted downward, losing their 2009 relative strength though still posting respectable results. Novellus Systems and Tyco Electronics were the leading performers, assisted by IBM.

Healthcare and Financial stocks both followed through as relative underperformers again in 2010, though Genzyme and St. Jude Medical each had solid gains for the year, while newer position Wells Fargo was the leader among Financials. In both cases, and particularly with Financial stocks, we believe the stage has been set for meaningful relative rebounds in 2011.

Looking ahead, we reiterate our prediction stated above that the stock market should have a positive year. We point to continued economic growth, both domestic and international, as a significant driver for sustained corporate earnings growth.

While there is no shortage of storm clouds ahead, the very stark visibility of the challenges we face, such as deficits, budgetary woes, real estate weakness and lingering employment issues, should force attempts at addressing and solving them.

Equities are reasonably priced and price/earnings (P/E) multiples remain attractive, and on a selective basis should have significant room for expansion. We think stocks can also be aided by a continued pick up in M&A activity, rising dividends and higher corporate earnings.

In addition, after two consecutive positive years, it is conceivable that more investors may return to the market (reversing the outflow trend of the past few years), a possibility that could help stock prices as well.  Finally, stocks should be of greater interest versus the alternatives, as other asset classes such as bonds and real estate may continue to struggle.

*         *         *

As we do every year at this time, we devote this installment of Ideas About Investing to some of the major lessons to be learned from the previous year’s market activity. We encourage you to read on.

Ending one year and beginning another is a natural invitation to reflection and to taking stock. Hopefully that process leads to an appreciation of the many gifts we each have in our own lives. It is our hope that this appreciation helps to brighten, lighten and enrich your 2011.

For ourselves, such a reflection quickly leads us to an appreciation of the confidence and trust you have shown in us, and for the opportunity to have worked on your behalf. We look forward to working on your behalf and on behalf of the Fund in 2011.

Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Ideas About Investing
A Quarterly Quest for Investment Enlightenment

2010: A second consecutive positive year in the stock market, and a second consecutive year to have been tripped up by market timing.

Like in 2009, the story of the stock market in 2010 can be summarized as “All’s Well that Ends Well.” Except of course for those investors who were unnerved by the market’s correction in the second quarter and sold out at the bottom of the 2010 market.

Market timing can be likened to sailing a small boat without a compass, radio or any other instruments. The immediate conditions that the boat confronts demand reaction without reference to a bigger, more comprehensive sense of things.

In market timing, there is the immediacy of the problem without recourse to the perspective of individual stock fundamentals or stock market history. Worse yet, there is plenty of validation for bad tidings from the unaccountable financial media, which is happy to go hysterical in search of ratings and viewership.

In the second quarter, there arose the slippery slope concern prompted by the sovereign debt travails of Greece. The concern about Greece quickly became one of potential contagion throughout the Euro Zone, of which Greece is a member, and then by extension, what might happen to the U.S.

In short order, there was rampant media concern that we could be sliding back into recession, despite the increasingly positive results and guidance from bellwether American companies.

It was this reality that helped strengthen our mid-year conviction that markets had been unjustifiably oversold, and indeed were poised for continued gains.

But many stock market investors, reacting to the news and extrapolating only more and continuing bad news, sold themselves out of the market.

Probably many of these investors have or will be coming back into the stock market. But the great likelihood is that they will be doing so only after receiving sufficient validation to overcome their lingering fears. And markets being what they are (counterintuitive), and fear being what it is (durable), such validation almost always means coming back in at a price higher than the exit. In other words, sell low and buy higher.

In 2010 we once again saw the destructive impact of market timing on investors. And we take this opportunity to strongly suggest once again setting a long term asset allocation and maintaining it through market gyrations.

MATRIX ADVISORS

VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including anagement fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL	HYPOTHETICALERFORMANCE
EXPENSE EXAMPLE	PERFORMANCE	(5% RETURN BEFORE EXPENSES)
Beginning Account Value (6/30/10)	$1,000.00	$1,000.00

Ending Account Value (12/31/10)	$1,281.50	$1,020.21

Expenses Paid During Period1	$5.69	$5.04

1 Expenses are equal to the Fund’s annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Consumer Durables	8.9%

Consumer Non-Durables	8.3%

Energy	16.8%

Finance	26.3%

Industrial	3.5%

Materials	3.0%

Medical	12.1%

Technology	21.1%
100.0%
Cash	0.0%
Total Investments	100.0%

             The table above lists sector allocations as a percentage of the Fund’s total investments as of December 31, 2010.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
December 31, 2010 (Unaudited)

SHARES		VALUE

COMMON STOCKS –100.00%

BANK (MONEY CENTER): 3.4%
81,000	JPMorgan Chase & Co.	$3,436,020

BANK (PROCESSING): 6.8%
107,000	Bank of New York Mellon Corp.	3,231,400
76,000	State Street Corp.	3,521,840
		6,753,240
BANK (REGIONAL): 1.3%
50,000	BB&T Corp.	1,314,500

BANK (SUPERREGIONAL): 5.7%
196,000	Bank of America Corp.	2,614,640
100,000	Wells Fargo & Co.	3,099,000
		5,713,640
BEVERAGES: 1.2%
18,000	The Coca-Cola Co.	1,183,860

COMPUTER SOFTWARE AND SERVICES: 2.9%
104,000	Microsoft Corp.	2,903,680

COMPUTERS AND PERIPHERALS: 3.5%
222,000	Dell, Inc. *	3,008,100
3,200	International Business Machines Corp.	469,632
		3,477,732
DRUG: 2.3%
86,000	Bristol-Myers Squibb Co.	2,277,280

DRUG STORE: 3.6%
93,000	Walgreen Co.	3,623,280

ELECTRICAL COMPONENTS: 5.5%
170,000	Corning Inc.	3,284,400
63,500	Tyco Electronics Ltd.	2,247,900
		5,532,300

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
December 31, 2010 (Unaudited) – Continued

SHARES		VALUE

FINANCIAL SERVICES: 5.6%
53,000	American Express Co.	$2,274,760
179,000	Western Union Co.	3,324,030
		5,598,790
FOOD PROCESSING: 2.0%
66,000	Archer Daniels Midland Co.	1,985,280

HOTELS/GAMING/CRUISE LINES: 2.8%
60,000	Carnival Corp.	2,766,600

HOUSEHOLD PRODUCTS: 1.5%
23,000	The Procter & Gamble Co.	1,479,590

HUMAN RESOURCES: 3.5%
147,000	Monster Worldwide, Inc.*	3,473,610

INSURANCE (DIVERSIFIED): 0.6%
13,000	Metlife, Inc.	577,720

INTERNET: 3.1%
113,000	eBay, Inc.*	3,144,790

MEDICAL-BIOTECHNOLOGY: 2.1%
30,000	Genzyme Corp.*	2,136,000

MEDICAL SUPPLIES: 7.7%
43,000	Covidien PLC	1,963,380
68,000	St. Jude Medical, Inc.*	2,907,000
52,000	Zimmer Holdings, Inc.*	2,791,360
		7,661,740
METALS AND MINING: 3.0%
196,000	Alcoa, Inc.	3,016,440

OIL/GAS (DOMESTIC): 3.8%
48,000	Devon Energy Corp.	3,768,480

OIL & GAS SERVICES: 3.3%
62,000	Tidewater, Inc.	3,338,080

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
December 31, 2010 (Unaudited) – Continued

SHARES		VALUE

PETROLEUM (INTEGRATED): 6.7%
32,000	Chevron Corp.	$2,920,000
55,500	ConocoPhillips	3,779,550
		6,699,550
PETROLEUM (REFINING): 3.0%
130,000	Valero Energy Corp	3,005,600

PRINTING & PUBLISHING: 3.1%
85,000	The McGraw-Hill Companies, Inc.	3,094,850

RETAIL (SPECIAL LINES): 3.1%
134,200	Staples, Inc.	3,055,734

SECURITIES BROKERAGE: 2.9%
105,000	Morgan Stanley	2,857,050

SEMICONDUCTOR: 2.9%
78,000	Analog Devices, Inc.	2,938,260

TELECOMMUNICATIONS (EQUIPMENT): 3.1%
152,000	Cisco Systems, Inc.*	3,074,960

TOTAL COMMON STOCKS (Cost $89,317,726)		99,888,656

SHORT TERM INVESTMENTS: 0.0%
5,011	Fidelity Institutional Money Market Portfolio	5,011

TOTAL SHORT TERM INVESTMENTS (Cost $5,011)		5,011

TOTAL INVESTMENTS (Cost $89,322,737): 100.0%		99,893,667
LIABILITIES IN EXCESS OF OTHER ASSETS: 0.0%		8,394
TOTAL NET ASSETS: 100.0%		$99,902,061

* Non-Income Producing.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities
At December 31, 2010 (Unaudited)

ASSETS:
Investments in securities, at value (cost $89,322,737)	$99,893,667

Receivables:
Securities Sold	92,478
Fund shares sold	10,457
Dividends and interest	12,899
Prepaid expenses	14,229
Total assets	100,023,730

LIABILITIES:
Payable to Advisor	54,336
Payable for Fund shares repurchased	3,254
Accrued expenses and other liabilities	64,079
Total liabilities	121,669

NET ASSETS:	$99,902,061

Number of shares, $0.01 par value, issued
and outstanding (unlimited shares authorized)	2,262,766

Net Asset Value, Offering Price and Redemption Price Per Share	$44.15

COMPOSITION OF NET ASSETS:
Paid-in capital	$104,337,646
Undistributed net investment income	(22,163)
Accumulated net realized loss on investments	(14,984,352)
Unrealized appreciation on investments	10,570,930

Net Assets	$99,902,061

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations
For the Six Months Ended December 31, 2010 (Unaudited)

INVESTMENT INCOME

INCOME
Dividend income	$720,811
Interest income	591
Total income	721,402

EXPENSES
Advisory fees	377,484
Administration fees	67,738
Shareholder servicing and accounting fees	35,998
Professional fees	22,553
Custodian fees	10,290
Reports to shareholders	11,462
Federal and State registration fees	12,146
Directors fees and expenses	9,804
Other expenses	8,856
Total operating expenses	556,331
Less: Expense reimbursement by Advisor	(105,888)
Net expenses	450,443
Net investment income	270,959

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,196,027
Net change in unrealized appreciation on investments	21,071,420
Net realized and unrealized gain on investments	22,267,447
Net increase in net assets resulting from operations	$22,538,406

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

	SIX MONTHS	YEAR
	ENDED	ENDED
Statement of Changes in Net Assets	DECEMBER 31, 2010	JUNE 30, 2010
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$270,959	$434,778
Net realized gain on investments.	1,196,027	2,974,081
Change in net unrealized appreciation on investments	21,071,420	4,491,562

Net increase in net assets resulting from operations	22,538,406	7,900,421

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(521,687)	(685,562)

Total distributions to shareholders	(521,687)	(685,562)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,950,038	15,528,896
Proceeds from reinvestment of distribution	482,393	646,568
Cost of shares redeemed	(11,341,573)	(22,145,623)
Redemption fees	997	1,983

Net decrease from capital share transactions	(4,908,145)	(5,968,176)

Total increase in net assets	17,108,574	1,246,683

NET ASSETS
Beginning of period	82,793,487	81,546,804
End of period	$99,902,061	82,793,487

Undistributed net investment income (loss)	$(22,163)	228,565

CHANGE IN SHARES
Shares outstanding, beginning of period	2,390,427	2,544,976
Shares sold	153,180	411,702
Shares issued on reinvestment of distributions	11,409	16,798
Shares redeemed	(292,250)	(583,049)

Shares outstanding, end of period	2,262,766	2,390,427

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights
For a capital share outstanding throughout each year/period

	SIX MONTHS
	ENDED
	DECEMBER 31,			YEARS ENDED JUNE 30,
	2010		2010	2009	2008	2007		2006
	(Unaudited)
Net asset value, beginning of year/period	$34.64		$32.04	$44.14	$63.56	$51.89		$51.94

Income from investment operations:
Net investment income	0.12		0.18	0.47	0.53	0.36		0.43
Net realized and unrealized gain (loss)
on investments	9.62		2.69	(12.31)	(9.77)	14.96		1.69
Total from investment operations	9.74		2.87	(11.84)	(9.24)	15.32		2.12

Less distributions:
Dividends from net investment income	(0.23)		(0.27)	(0.26)	(0.48)	(0.49)		(0.35)
Distributions from realized gains	—		—	—	(9.70)	(3.16)		(1.82)
Total distributions	(0.23)		(0.27)	(0.26)	(10.18)	(3.65)		(2.17)
Paid-in capital from redemption fees (Note 2)	—		— (b)	— (a)	— (a)	—	(a)	— (a)
Net asset value, end of year/period	$44.15		$34.64	$32.04	$44.14	$63.56		$51.89
Total return	28.15%		8.87%	(26.72%)	(16.98%)	30.54%		4.09%

Ratios/supplemental data:
Net assets, end of year/period (millions)	$99.9		$82.8	$81.6	$122.1	$230.2		$160.5

Ratio of operating expenses to average net assets:
Before expense reimbursement	1.22	%(c)	1.38%	1.44%	1.33%	1.30%		1.32%
After expense reimbursement	0.99	%(c)	0.99%	0.99%	0.99%	0.99%		0.99%
Interest Expense	—		—	—	0.01%	0.00	%(b)	—

Ratio of net investment income
to average net assets:
Before expense reimbursement	0.36	%(c)	0.07%	0.90%	0.58%	0.37%		0.27%
After expense reimbursement	0.60	%(c)	0.46%	1.34%	0.92%	0.68%		0.60%
Portfolio turnover rate	10	%(d)	20%	59%	43%	52%		28%
_________________
(a) less than $0.01.
(b) Interest expense was less than 0.01%.
(c) Annualized.
(d) Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.           Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.           Shares Valuation.

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited) Continued

the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares_will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s net asset value per share. The Fund will assess a 1.00% fee on redemption or exchanges of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

C.           Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007 – 2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.           Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.           Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Because these tax adjustments are made on an annual basis, only for the six months ended December 31, 2010, the Fund has no permanent book-to-tax differences.

F.           Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited) Continued

G.           Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.           Line of Credit.

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. During the six months ended December 31, 2010, the Fund did not borrow under the line of credit.

I.           Accounting for Derivatives.

The Fund adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008. The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The standard does not have any impact on the Fund’s financial disclosures because the Fund has not maintained any positions in derivative instruments or engaged in hedging activities.

J.           Subsequent Events.

Accounting standards require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, accounting standards require an entity to disclose the date through which subsequent events have been evaluated. The Fund has evaluated subsequent events though the issuance of their financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited) Continued

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within the fiscal years. There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Effective September 1, 2010, the Adviser has agreed to a reduced management fee of 0.75% of the Fund’s average daily net assets. Additionally, the Adviser has contractually agreed to limit the expenses of the Fund to 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Adviser is eligible to recover expenses waived after August 31, 2009, for three fiscal years following the fiscal year in which the expenses were originally waived. The Adviser will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. The Board of Directors of the Fund approved these changes at a meeting held on August 24, 2010.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the “Advisor”, “Matrix”) to serve s investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 0.75% of the Fund’s average daily net assets. Prior to September 1, 2010, the investment advisory fee was 1.00% of average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding interest and tax expenses) will not exceed 0.99% of the Fund’s average daily net assets. For the six months ended December 31, 2010, Matrix waived $105,888. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2010, the cumulative amount available for reimbursement that has been paid and/or waived is $1,431,077. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The advisor may recapture a portion of this amount no later than the dates stated below:

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited) Continued

June 30,
2011	2012	2013	2014
$565,879	$388,043	$371,267	$105,888

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s  custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the six months ended December 31, 2010, U.S. Bancorp Fund Services, LLC was paid $67,738, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund’s principal underwriter.

The Chief Compliance Officer receives no compensation from the Fund for her services; however, the Administrator was paid $5,070 for the six months ended December 31, 2010 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2010, are as follows:

	Purchases	Sales
Common Stock	$ 8,975,635	$ 13,774,467

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$93,605,946
Gross tax unrealized appreciation	6,676,975
Gross tax unrealized depreciation	(17,248,828)
Net tax unrealized depreciation on investments	(10,571,853)
Undistributed ordinary income	228,565
Undistributed long-term capital gains	—
Total Distributable Earnings	228,565
Other accumulated losses	(16,109,016)
Total Accumulated Earnings/Losses	$(26,452,304)

The difference between book basis and tax basis unrealized appreciation on investments is wash sale deferrals.

At June 30, 2010, Matrix Advisors Value Fund, Inc. has $8,115,663 of capital loss carryover which expires June 30, 2018 and $7,993,353 which expires June 30, 2017.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited) Continued

The tax character of distributions paid during the six months ended December 31, 2010 and the fiscal year ended June 30, 2010 were as follows:

	December 31, 2010	June 30, 2010
Distributions Paid From:
Ordinary Income*	$521,687	$685,562
Long-Term Capital Gain	$—	$—
	$521,687	$685,562

________________
*           For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of December 31, 2010 for the Fund assets and liabilitites measured at fair value:

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited) Continued

	Quoted prices in active markets for identical assets Level 1	Significant other observable inputs Level 2	Significant unobservable inputs Level 3	Total
Description
Equity
Common Stock*	$99,888,656	$—	$—	$99,888,656
Total Equity	99,888,656	—	—	99,888,656
Short-Term Investments	5,011	—	—	5,011
Total Investments in Securities	$99,893,667	—	—	$99,893,667

______________
*           Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTE 7 – ACCOUNTING PRONOUNCEMENTS

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited) Continued

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Fund and Matrix Asset Advisors, Inc. (the “Advisor”) continues in effect from year to year, if such continuation is approved at least annually by the Fund’s Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (the “Independent Directors”).

At a meeting held on August 24, 2010, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by Fund counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Directors by Fund counsel, including a copy of its Form ADV, and comparative information about the Fund’s performance, management fee and expense ratio, and other pertinent information.  In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with counsel to consider the Investment Advisory Agreement.  Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

1)        The nature, extent and quality of services provided by the Advisor to the Fund.

The Directors reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund’s Advisory Agreement and the quality of those services over the past year.  The Directors noted that the services include managing the investment and reinvestment of the Fund’s assets; the provision of reports to the Board regarding the Advisor’s performance of its obligations under the Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor.  The Independent Directors evaluated these factors based on their direct experience with the Advisor and in consultation with Fund counsel.  The Independent Directors concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be high.  The Independent Directors reviewed the personnel responsible for providing advisory services to the Fund and concluded, based on their experience and interaction with the Advisor, that (i) the Advisor was able to retain quality investment personnel, including hiring two additional individuals to strengthen the Advisor’s management team and serve as Fund officers; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Directors; and (iv) the Advisor had kept the Independent Directors apprised of developments relating to the Fund and the industry in general.  The Independent Directors also focused on the Advisor’s reputation, long-standing relationship with the Fund, and overall culture of compliance.

2)        Investment performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the one-year, three-year, five-year and ten-year periods ended June 30, 2008.  The peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large blend funds), primary distribution channel, load structure (no-load funds not charging a 12b-1 fee), and asset size.  This peer group was compiled by the Fund’s administrator.  The Independent Directors observed that the Fund’s performance was higher than the peer group median for the ten-year period, but lagged the peer group median for the one-year, three-year and five-year periods ended June 30, 2010.  After considering all factors related to the performance of the Fund, including the Advisor’s commentary at regular quarterly Board meetings and the Advisor’s analysis of Fund performance, the Board concluded the Fund’s performance was satisfactory.

3)        The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

In connection with the Board’s consideration of the level of the advisory fee, the Directors considered a number of factors.  The Board considered the Advisor’s proposal to reduce the Fund’s advisory fee from 1.00% to 0.75% of the Fund’s average daily net assets, effective September 1, 2010.  The Board also considered the Advisor’s proposal to reduce the Fund’s contractual limitation on total operating expenses (excluding interest and tax expenses) from 1.10% to 0.99% of the Fund’s average daily net assets, effective September 1, 2010.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

The Directors compared the level of the proposed advisory fee for the Fund against the advisory fees charged (i) by funds in the peer group, (ii) other funds with an investment policy similar to the Fund’s, that are advised or sub-advised by the Advisor, and (iii) other types of client accounts, such as institutional and pension accounts, with a similar investment policy to the Fund’s that are advised or sub-advised by the Advisor.  The Directors also considered comparative total fund expenses of the Fund and the peer group.  The Directors acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent.  In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements.

The Board noted that the proposed advisory fee of 0.75% to be charged by the Advisor was reasonable and was at the median of the peer group, and the total net expense ratio of 0.99% was slightly below the median of the peer group.  The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund’s total expenses to 0.99%.  The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the previous three fiscal years.  The Board also reviewed the schedules of fees charged to other advisory clients.  While the Board noted that the fees the Advisor charges for the funds it sub-advises and for its managed accounts are generally lower than the Fund’s advisory fee, the Board recognized that the level of services required and risks involved in managing registered investment companies such as the Fund are significantly different from those for funds where the Advisor serves only as a sub-adviser and for its managed accounts.

The Independent Directors also considered the profitability to the Advisor arising out of its relationship with the Fund.  In this regard, the Directors reviewed profitability data relating to the Advisor for the fiscal years ended June 30, 2009 and June 30, 2010.  The Independent Directors concluded that the profitability of the Fund to the Advisor was not excessive.  In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

4)       The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Independent Directors considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that it may not have achieved until the Fund reached much higher asset levels.  The Directors determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale.

5)       Benefits derived from the Advisor’s relationship with the Fund and other factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund.  The Board concluded that the benefits the Advisor may receive appear to be reasonable and in many cases may benefit the Fund.  The Board also discussed the Advisor’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers’ and dealers’ provision of brokerage and research services to the Advisor.  The Independent Directors further discussed that although the Advisor, from time to time, and in accordance with its policy to seek best execution for its client trades, may utilize a particular broker/dealer in recognition of research or brokerage services provided to the Advisor, the Fund and the Advisor have not entered into any “third party” soft dollar arrangements with brokers whereby the Fund’s brokerage is directed to such brokers in return for research or brokerage services.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant and, therefore, renewal of the Investment Advisory Agreement was in the best interests of the Fund.  The Board and the Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund’s business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director

David A. Katz, CFA 747 Third Avenue New York, NY 10017 (Born 1962)	Director; President, and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of Matrix Asset Advisors, the Fund’s Advisor, and portfolio manager of the Fund (1996 to present).	1	None

Robert M. Rosencrans * 747 Third Avenue New York, NY 10017 (Born 1927)	Director	Since 1985	Retired; formerly, President of Columbia International, Inc. (cable television developer and operator) (1984 to 2005).	1	None

T. Michael Tucker * 747 Third Avenue New York, NY 10017 (Born 1942)	Director and Chairman	Since 1997	Consultant, Carr Riggs & Ingram, LLP (2005 to present); formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005).	1	None

Larry D. Kieszek * 747 Third Avenue New York, NY 10017 (Born 1950)	Director	Since 1997	Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to present).	1	None

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director

Douglas S. Altabef 747 Third Avenue New York, NY 10017 (Born 1951)	Executive Vice President and Secretary	Since 2000	Senior Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1996 to present).	N/A	N/A

Steven G. Roukis, CFA 747 Third Avenue New York, NY 10017 (Born 1967)	Senior Vice President	Since 2000
Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Director of Research, Senior Vice President-Equity Research
of Matrix Asset Advisors and various other positions within research (1994 – 2005).
				N/A	N/A

Lon F. Birnholz 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President	Since 2006	Senior Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1999 to present).	N/A	N/A

Jordan F. Posner 747 Third Avenue New York, NY 10017 (Born 1957)	Senior Vice President	Since 2006	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Partner of David J. Greene & Co., an investment firm (1993 – 2005).	N/A	N/A

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director

Steven Pisarkiewicz 747 Third Avenue New York, NY 10017 (Born 1948)	Senior Vice President	Since 2010
Senior Managing Director and Senior Portfolio Manager of Matrix Asset Advisors, the Fund’s Advisor (2009-present); formerly, National Managing Director for Bernstein Global Wealth Management (2007-2009); Executive Vice President of The Bank of New York and head of BNY Asset Management (2003-2007).
				N/A	N/A

Stephan J. Weinberger, CFA 747 Third Avenue New York, NY 10017 (Born 1955)	Senior Vice President	Since 2010	Managing Director and Senior Portfolio Manager of Matrix Asset Advisors, the Fund’s Advisor (2010 to present); formerly, Partner at Armstrong Shaw Associates (1996-2010).	N/A	N/A

Laurie S. Gaeta 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President, Chief Compliance Officer, AML Compliance Officer	Since 2008	Managing Director of Matrix Asset Advisors, (2010-present); Director of Operations and Chief Compliance Officer, Matrix Asset Advisors, the Fund’s Advisor (2002 to present).	N/A	N/A

Conall Duffin 747 Third Avenue New York, NY 10017 (Born 1975)	Vice President and Assistant Secretary	Since 2002	Vice President Marketing and Mutual Fund Servces, Matrix Asset Advisors, the Fund’s Advisor (2010 to present); Marketing Associate (2001-2010).	N/A	N/A

*           Not an “interested person”, as that is defined by the 1940 Act.
†           Directors and Officers of the Fund serve until their resignation, removal or retirement.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
Robert M. Rosencrans
T. Michael Tucker

Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741

Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.
Semi-Annual Report MATRIX ADVISORS VALUE FUND, INC December 31, 2010 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By   /s/ David A. Katz
              David A. Katz, President

Date   March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ David A. Katz
              David A. Katz, President

Date   March 9, 2011